UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2008

CHINA ENERGY RECOVERY, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-104647	33-0843696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7F, De Yang Garden No. 267 Qu Yang Road Hongkou District, Shanghai Shanghai, China	200081
(Address of Principal Executive Offices)	(Zip Code)

+86 (0)21 5556-0020
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Effective June 11, 2008, the Board of Directors of China Energy Recovery, Inc. (the “Company”) approved a resolution to dismiss its independent accountant engaged as the principal accountant to audit the Company’s financial statements, AJ Robbins P.C., and retain in its place Moore Stephens Wurth Frazer & Torbet, LLP as the Company’s new independent accountant engaged as the principal accountant to audit the Company’s financial statements. The Company’s relationship with AJ Robbins P.C. ended on June 11, 2008.

The Company retained AJ Robbins P.C. as its independent accountant engaged as the principal accountant to audit the Company’s financial statements on July 19, 2007. AJ Robbins P.C.’s report on the Company’s financial statements for the fiscal year ended December 31, 2007 did not contain an adverse opinion nor disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. However, the report contained an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During the two most recent fiscal years (the Company engaged AJ Robbins P.C. on July 19, 2007) and the interim period through June 11, 2008, the date of dismissal, the Company did not have any disagreements with AJ Robbins P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

Also effective June 11, 2008, the Board of Directors of the Company approved a resolution to retain Moore Stephens Wurth Frazer &Torbet, LLP as the Company’s new independent accountant engaged as the principal accountant to audit the Company’s financial statements. During the Company’s two most recent fiscal years and through June 11, 2008, the Company did not consult with Moore Stephens Wurth Frazer &Torbet, LLP regarding either the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue. During the two most recent fiscal years and through June 11, 2008, the Company has not consulted with Moore Stephens Wurth Frazer & Torbet, LLP regarding any matter that was either subject to a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K. Moore Stephens Wurth Frazer & Torbet, LLP also serves as the independent accountant engaged as the principal accountant to audit the financial statements of the Company’s wholly-owned subsidiary Poise Profit International, Ltd., a position it has held since January 10, 2008.

The Company provided AJ Robbins P.C. with a copy of the foregoing disclosure and requested that AJ Robbins P.C. furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it disagrees with the above statements. A copy of the letter from AJ Robbins P.C., dated June 11, 2008, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Identification of Exhibit
16.1	Letter from AJ Robbins P.C., dated June 11, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Energy Recovery, Inc.

Date: June 16, 2008	By:	/s/ Qinghuan Wu
Qinghuan Wu
Chief Executive Officer